EXHIBIT 10.52

                                                 MICROSOFT CONTRACT NUMBER _____

                    FORM OF XBOX(TM) DEVELOPMENT KIT LICENSE

     This Xbox(TM) Development Kit License is made and entered into as of the later of the two signature dates below (the "Effective Date"), by and between MICROSOFT IRELAND OPERATIONS LIMITED ("MIOL"), an Irish Company, with its principal business address at Blackthorn Road, Sandyford Industrial Estate, Dublin 18, Ireland, and /s/ Awesome Dev. Ltd. ("Licensee"), & /s/ Games Developer, with its principal business address at /2/ 18A South Bar, Banbury, with reference to the following facts:

     A. MIOL is directly owned by Microsoft Corporation ("Microsoft") and forms part of the Microsoft multinational group of companies.

     B. Microsoft has granted MIOL the right to distribute and sublicense the XDK in Europe.

     C. Licensee desires to develop one or more software products, which shall be subject to Microsoft's approval prior to commercial release, to run on Microsoft's Xbox game system.

     D. Licensee desires MIOL to license to Licensee the rights to use certain hardware and software in connection with Licensee's Software Title development activities, or the terms and conditions contained herein.

     E. MIOL desires to license to Licensee, on the terms and conditions contained herein, one or more XDKs.

     Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration receipt of which each party hereby acknowledges, MIOL and Licensee agree as follows:

     1. DEFINITIONS. For the purposes of this Agreement, the following terms will have the respective indicated meanings.

     1.1. "Hardware" shall mean the hardware components included in the XDK.

     1.2 "Redistributable Code" shall mean the software components included in a "lib" directory in the XDK. Early pre-release versions of the XDK may not include any Redistributable Code.

     1.3 "Sample Code" shall mean the software components included in the "sample" directory in the XDK. Early pre-release versions of the XDK may not include any Sample Code.

     1.4 "Software Title" shall mean the software product intended to run on Microsoft's Xbox, the concept for which has been approved by Microsoft (which approval Microsoft may grant or withhold on terms as set forth in a separate Xbox Publisher License Agreement).

     1.5 "Third Party Software" shall mean any software component included in the XDK which is supplied by a third party and licensed to Licensee pursuant to a separate license (instead of this Agreement) included in the XDK. Third Party Software will be in one or more directories in the XDK separate from the Redistributable Code, Sample Code and Tools.

     1.6 "Tools" shall mean all software components included in the XDK which are neither Redistributable Code nor Sample Code nor Third Party Software.

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     1.7  "Xbox" shall mean the first  commercially  released version (excluding all preliminary versions, such as so-called alpha and beta versions) of Microsoft's' Xbox game system, including operating system software and hardware specifications.

     1.8 "XDK" shall mean the hardware, software and documentation licensed and provided by MIOL to Licensee pursuant to this Agreement as part of an Xbox development Kit, including without limitation the hardware, software and documentation generally described in Attachment A hereto (which is incorporated herein by this reference), as well as supplements and updates thereto and/or subsequent versions thereof.

     2.   GRANT OF LICENSE.

     2.1 Subject to the terms and conditions contained in this Agreement and conditioned on Licensee's continuing compliance with this Agreement, MIOL hereby grants to Licensee a nonexclusive, personal, nontransferable, and terminable license to:

     (a) use the XDK internally only, and only to create and maintain one or more Software Title(s);

     (b) modify and make derivative works based on the Sample Code and reproduce and distribute (subject to Section 2.2 below) such derivative works in object code form only;

     (c) reproduce and incorporate the Redistributable Code in object code form only in the Software Title(s); and

     (d) distribute (subject to Section 2.2 below) the Redistributable Code, only in object code form, only as part of the Software Title(s), and only (i) to an entity ("Licensed Publisher") which Microsoft or MIOL confirms in writing to Licensee has executed an Xbox Publisher License Agreement, and (ii) to end users if and only if Licensee and Microsoft shall have executed an Xbox Publisher License Agreement.

     Licensee acknowledges and agrees that Licensee will have no right to reproduce, distribute, modify the Tools, nor to make derivative works based on the Tools, without MIOL's prior written consent (which MIOL may grant or withhold in its absolute discretion), and that Licensee will have no right to modify or make derivative works based on the Redistributable Code, and that Licensee will have no other rights in and to the XDK other than those expressly licensed to Licensee hereunder. Licensee hereby grants to Microsoft and MIOL a non-exclusive, fully-paid, royalty-free, worldwide, irrevocable, sublicensable, non-terminable license to reproduce, distribute, publicly perform, publicly display, make, sell, import, modify and make derivative works based on, and otherwise use and exploit any and all feedback (e.g., suggestions, comments, ideas, information, etc.), including, without limitation, source code based on Sample Code, given or communicated by Licensee to Microsoft or MIOL, relating to the XDK and/or Xbox. All rights granted to Licensee pursuant to this Agreement are by license, and no title shall pas to Licensee in any of the components of the XDK (including without limitation hardware components), notwithstanding anything contained herein to the contrary.

     2.2 Licensee's rights with respect to the Sample Code Licensee-prepared derivative works based thereon, and the Redistributable Code (collectively, "Redistributable Components") under Section 2.1 above are conditioned on Licensee's continuing compliance with this Agreement, including without limitation the following: (i) the Redistributable Code is not further distributable by end user customers separately from the applicable Software Title(s) and the Software Title(s) are distributed with an end user license agreement (or "EULA") (which may be "break-the-seal", "click-wrap", or signed) with terms no less protective than those contained herein and/or otherwise specified in writing from time to time by Microsoft or MIOL: (ii) Licensee includes the intellectual property notices contained in the Redistributable Components and/or otherwise specified in writing from time to time by Microsoft or MIOL: and (iii) Licensee will indemnify, hold harmless, and defend Microsoft, MIOL, their affiliates, licensors and suppliers form and against any claims or lawsuits, including attorneys' fees, that arise or result form the user or distribution of the applicable Software Title(s), provided that Licensee's obligations under this clause (iii) will not apply to claims or lawsuits for infringement of intellectual property due solely to the Sample Code or Redistributable Code as provided by Microsoft or MIOL.

     2.3 Licensee will limit access to the XDK to those of its full-time employees directly involved in and necessary to Software Title development. Licensee will have executed appropriate written agreements with its employees sufficient to enable it to comply with the terms of this Agreement. Licensee agrees to restrict and prohibit access to the XDK by others; provided that if Licensee desires to engage any subcontractor in connection with the development of a Software Title, then MIOL will offer to enter into an Xbox Development Kit License with such subcontractor in a form substantially similar to this Agreement if MIOL approves such proposed subcontractor (which approval MIOL agrees not to unreasonably withhold). Licensee agrees that, until six (6) months after the termination of this Agreement, it will maintain, and make available to

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MIOL upon  request,  a list of all  employees  and  subcontractors  who have had access hereunder to the XDK or related information.

     2.4 Licensee agrees that it will not make, or allow anyone else to make, a copy of the Tools or documentation included in the XDK: provided, however, that Licensee may make one (1) copy of the Tools and documentation for backup purposes only. IN addition, if MIOL chooses to provide, or permits Licensee to obtain, any updates via electronic transmission, Licensee may only make one (1) copy of such transmitted update for backup purposes only. Any copies made by Licensee will be subject to and used in accordance with the terms and conditions of this Agreement.

     2.5 Licensee undertakes, at all times until the XDK is returned to MIOL, to: (i) take all reasonable and proper care of the XDK and (ii) ensure the full compliance with all instructions relating to the use, security or operation of the XDK, at its expense, in accordance with any written instructions given by MIOL.

     2.6 Notwithstanding anything contained herein t the contrary, the terms of the respective separate license will govern the use of the Third Party Software to which it refers, and will supersede the terms contained in this Section 2 as to the Third Party Software if such terms are inconsistent with the separate license.

     2.7 MIOL is not obligated to provide maintenance, technical support or updates to Licensee for the XDK. However, MIOL may, in its sole discretion, provide further versions, technical support, updates and/or supplements of or related to the XDK ("Updates") to Licensee hereunder, in which case such Updates shall also be deemed to be included in the XDK, and therefore governed by this Agreement, unless other terms of use are provided by MIOL with such Updates.

     2.8 Licensee may utilize and study the design, performance and operation of the XDK and/or Xbox solely for the purposes of developing the Software Title. Notwithstanding the foregoing, Licensee shall not, directly or indirectly, reverse engineer or aid or assist in the reverse engineering of all or any part or component of the XDK or Xbox except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation. Reverse engineering includes, without limitation, sniffing, decompiling, disassembly, peeling semiconductor components, or otherwise deriving source code.

     2.9 The XDK(s) provided to Licensee hereunder may include preliminary versions (including, for example, "alpha" and "beta" versions of hardware and/or software) of certain XDK components. Upon request by MIOL, Licensee will return to MIOL any and all XDK components theretofore delivered to Licensee hereunder.

     3. LICENSE FEE. Licensee hereby agrees to pay to MIOL a use and licensee fee in the sum of Ten Thousand U.S. Dollars (US$10,000.00) per copy of the XDK, plus shipping and handling. Licensee may pay the license fee and costs in the equivalent Euro amounts as identified in the Microsoft invoice. Licensee acknowledges and agrees that payment must be received by MIOL prior to MIOL delivering the respective XDK. Upon delivery of each XDK to Licensee, MIOL will furnish to Licensee a list of the unique Identification Numbers or such XDKs, which list Licensee will initial in the space provided; such initialed list will be attached to this Agreement as Attachment C.

     4.   TERM OF LICENSE.

     4.1 The term of the license granted pursuant to Section 2 shall commence on the Effective Date and shall continue until the termination of this Agreement. Such termination may occur as follows:

     (a) either party may terminate this Agreement without cause at any time upon ten (10) business days' prior written notice to that effect from either party to the other.

     (b) in the event Licensee shall materially fail to perform or comply with this Agreement or any provision thereof, then MIOL shall have the right, at its sole option and upon written notice to Licensee, to terminate this Agreement upon written notice. The rights and remedies provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement. If the default is related to a particular Software Title, then MIOL will have the right, in its discretion, to terminate this Agreement in its entirety or with respect to the applicable Software Title.

     4.2 Upon the termination of this Agreement, Licensee shall promptly return to MIOL all copies of the XDK provided to Licensee by MIOL. If MIOL exercises its right to terminate this Agreement without cause pursuant to clause (a) of

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Section 4.1 at any time within three (3) months after the Effective  Date,  then
MIOL will refund to Licensee an amount equal to the sums theretofore paid by Licensee to MIOL pursuant to Section 3 above.

     4.3 The last sentence of Section 2.1, clause (iii) of Section 2.2, and Sections 5 through 18 shall survive any termination of this Agreement.

     5. CONFIDENTIALITY. The XDK and related information are proprietary and confidential information of Microsoft, MIOL, their affiliates, licensors and suppliers, and are subject to that certain Non-Disclosure Agreement between Microsoft or MIOL and Licensee attached hereto as Attachment B, which is incorporated herein by this reference (provided that if and to the extent that any provision of said Non-Disclosure Agreement is inconsistent with this Agreement, then the terms of this Agreement will be deemed to control). This provision shall survive the termination or expiration of this Agreement.
Notwithstanding   anything  to  the  contrary   contained   herein  or  in  said
Non-Disclosure Agreement, Licensee shall not make any public announcement relating to this Agreement or any Software Title being developed by Licensee without MIOL or Microsoft prior written approval (which may be granted or withheld in their absolute discretion).

     6. INTELLECTUAL PROPERTY RIGHTS. All title and intellectual property rights in and to the XDK (including all tangible and intangible components thereof) and any copies Licensee is permitted to make herein are and will be owned by Microsoft, MIOL, their affiliates, licensors or suppliers. All rights not expressly granted are reserved by Microsoft and MIOL.

     7. DISCLAIMER OF WARRANTIES. THE XDK IS DEEMED ACCEPTED BY LICENSEE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, MICROSOFT, MIOL, THEIR AFFILIATES, LICENSORS AND SUPPLIERS PROVIDE THE XDK AND ANY (IF ANY) SUPPORT SERVICES RELATED TO THE XDK ("SUPPORT SERVICES") AS IS AND WITH ALL FAULTS, AND HEREBY DISCLAIM ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY (IF ANY) IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OF LACK OF VIRUSES, AND OF LACK OF NEGLIGENCE OR WORKMANLIKE EFFORT, ALL WITH REGARD TO THE XDK, AND THE PROVISION OR FAILURE TO PROVIDE SUPPORT SERVICES. ALSO, THERE IS NO WARRANTY OR CONDITION OF TITLE, QUIET ENJOYMENT, QUIET POSSESSION, CORRESPONDENCE TO DESCRIPTION OR NON-INFRINGEMENT, WITH REGARD TO THE XDK. THE ENTIRE RISK AS TO EH QUALITY OF OR ARISING OUT OF USE OR PERFORMANCE OF THE XDK REMAINS WITH LICENSEE.

     8. EXCLUSION OF INCIDENTAL, CONSEQUENTIAL AND CERTAIN OTHER DAMAGES. To the maximum extent permitted by applicable law, in no event shall Microsoft, MIOL, their affiliates, licensors or suppliers be liable for any special, incidental, indirect, or consequential damages whatsoever (including, but not limited to, damages for loss of profits or confidential or other information, for business interruption, for personal injury, for loss of privacy, for failure to meet any duty including of good faith or of reasonable care, for negligence, and for any other pecuniary or other loss whatsoever) arising out of or in any way related to the use of or inability to use the XDK, the provision of or failure to provide Support Services, or otherwise under or in connection with any provision of this Agreement, even in the event of the fault, tort (including negligence), strict liability, breach of contract or breach of warrant of Microsoft, MIOL, their affiliates, licensors or any supplier, and even if they, or any one of them have been advised of the possibility of such damages. Because some states/jurisdictions do not allow the exclusion or limitation of liability for consequential or incidental damages, the above limitation may not apply to Licensee.

     9. LIMITATION OF LIABILITY AND REMEDIES. Notwithstanding any damages that Licensee might incur for any reason whatsoever (including, without limitation, all damages referenced above and all direct or general damages), the entire liability of Microsoft, MIOL, their affiliates, licensors and any suppliers under any provision of this Agreement and Licensee's exclusive remedy for all of the foregoing shall be limited to the amount actually paid by Licensee for the XDK. The foregoing limitations, exclusions and disclaimers (including Sections 7 and 8 above) shall apply to the maximum extent permitted by applicable law, even if any remedy fails its essential purpose.

     10. INDEMNIFICATION. Licensee hereby agrees to indemnify, defend, and hold harmless Microsoft, MIOL, their affiliates, licensors and suppliers against and from any and all claims, demands, costs, liabilities, losses, expense and damages (including reasonable attorneys' fees, costs, and expert witnesses' fees) relating to any personal injury and/or property damage arising from any use of the XDK(s) provided to Licensee hereunder.

     11.  TAXES.

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     11.1 The fees to be paid by  Licensee  to MIOL  herein do not  include  any foreign, U.S. federal, state, local, municipal or other governmental taxes, customs and other dues, levies, fees, excises or tariffs, arising as a result of or in connection with the transactions contemplated under this Agreement including, without limitation, any state or local sales or use taxes or any consumption or valued added tax or business transfer tax now or hereafter imposed on the provision of goods and services to Licensee by MIOL under this Agreement, regardless of whether the same are separately stated by MIOL (all such taxes and other charges being referred to herein as "Taxes"). All Taxes (and any penalties, interest, or other additions to any Taxes), with the exception of taxes imposed on MIOL's net income or with respect to MIOL's property ownership, shall be the financial responsibility of Licensee. Licensee agrees to indemnify, defend and hold MIOL harmless from any such Taxes or claims, causes of action, costs (including, without limitation, reasonable attorneys' fees) and any other liabilities of any nature whatsoever related to such Taxes.

     11.2 Licensee will pay all applicable value added, sales and use taxes and other taxes levied on it by a duly constituted and authorized taxing authority on the SDKs or any transaction related thereto in each country in which the services and/or property are being provided or in which the transactions contemplated hereunder are otherwise subject to tax, regardless of the method of delivery. Any taxes that are owned by Licensee, (i) as a result of entering into this Agreement and the payment of the fees hereunder, (ii) are required or permitted to be collected from Licensee by MIOL under applicable law, and (iii) are based upon the amounts payable under this Agreement (such taxes described in (i), (ii), and (iii) above the "Collected Taxes"), shall be remitted by Licensee to MIOL, whereupon, upon request, MIOL shall provide to Licensee tax receipts or other evidence indicating that such Collected Taxes have been collected by MIOL, and remitted to the appropriate taxing authority. Licensee may provide to MIOL an exemption certificate acceptable to MIOL and to the relevant taxing authority (including without limitation a resale certificate) in which case, after the date upon which such certificate is received in proper from, MIOL shall not collect the taxes covered by such certificate.

     11.3 If, after a determination by foreign tax authorities, any taxes are required to be withheld on payments made by Licensee to MIOL, Licensee may deduct such taxes from the amount owed by MIOL and pay them to the appropriate taxing authority; provided however, that Licensee shall promptly secure and deliver to MIOL an official receipt Licensee will make certain that any taxes withheld are minimized to the extent possible under applicable law.

     11.4 This tax section shall govern the treatment of all taxes arising as a result of or in connection with this Agreement notwithstanding any other section of this Agreement.

     12. GOVERNING LAW; ATTORNEYS FEES. This Agreement shall b construed and controlled by the laws of the State of Washington, U.S.A. and Licensee consents to exclusive jurisdiction and venue in the federal courts sitting in King County, Washington, U.S.A., unless no federal jurisdiction exists, in which case Licensee consents to exclusive jurisdiction and venue in the Superior Court of King County, Washington, U.S.A. Licensee waives all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on either party in the manner authorized by applicable law or court rule. If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses. This choice of jurisdiction provision does not prevent MIOL from seeking injunctive relief with respect to a violation of intellectual property rights or confidentiality obligations in any appropriate jurisdiction.

     13. EXPORT RESTRICTIONS. Licensee acknowledges that the XDK is of U.S.-origin. Licensee agrees to comply with all applicable international and national laws that apply to these products, including the U.S. Export
Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information on exporting Microsoft products, see http://www.microsoft.com/exporting/.
                                            -----------------------------------

     14. ENTIRE AGREEMENT. This Agreement constitutes the complete and exclusive agreement between MIOL and Licensee with respect to the subject matter hereof, and supersedes all prior oral or written understandings, communications or agreements not specifically incorporated herein. This Agreement may not be modified except in a writing duly signed by an authorized representative of MIOL and Licensee; without limiting the generality of the foregoing, this Agreement shall exclusively govern all orders of XDKs, and any additional terms on any purchase order, acceptance, confirmation or other unilateral form shall be of no effect and shall be disregarded.

     15. AUTHORITY. The individual signing this Agreement on behalf of Licensee represents that he/she has authority to execute this agreement on behalf of Licensee. Licensee agrees that the XDK (and any and all copies thereof) shall remain on Licensee's premises, unless otherwise agreed by MIOL. The individual signing this Agreement on behalf of MIOL represents that he/she has authority to execute this agreement on behalf of MIOL.

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     16.  ASSIGNMENT.  Licensee  may not assign  this  Agreement  or any portion thereof, to any third party unless MIOL expressly consents to such assignment in writing. MIOL will have the right to assign this Agreement and/or any portion thereof as MIOL may deem appropriate. For the purposes of this Agreement, a merger, consolidation, or other corporate reorganization, or a transfer or sale of a controlling interest in a party's stock, or of all or substantially all of its assets shall be deemed to be an assignment. This Agreement will insure to the benefit of and be binding upon the parties their successors, administrators, eirs, and permitted assigns.

     17. THIRD PARTY BENEFICIARY. The parties agree that Microsoft shall be a third party beneficiary to this Agreement and shall have the right to enforce the terms of the Agreement.

     18. INJUNCTIVE RELIEF. The parties agree that Licensee's threatened or actual unauthorized use of the XDK, whether in whole or in part, may result in immediate and irreparable damage to Microsoft or MIOL for which there is no adequate remedy at law, and in such event Microsoft or MIOL shall be entitled to appropriate injunctive relief, without eh necessity of posting bond or other security.

     LICENSEE ACKNOWLEDGES, UNDERSTANDS AND AGREES THAT THE XDK MAY NOT BE USED IN ANY MANNER NOT EXPRESSLY LICENSED UNDER THIS AGREEMENT, AND THAT NO SOFTWARE TITLE MAY BE PUBLISHED, OR DISTRIBUTED TO END USERS, EXCEPT BY A LICENSED PUBLISHER PURSUANT TO AN XBOX PUBLISHER LICENSE AGREEMENT EXECUTED BY MICROSOFT (WHICH XBOX PUBLISHER LICENSE AGREEMENT CONTAINS OR WILL CONTAIN REQUIREMENTS AND SPECIFICATIONS FOR PUBLISHED SOFTWARE TITLES BEYOND THOSE CONTAINED IN THIS AGREEMENT).

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives.



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By (sign)                                    By (sign)


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Date                                         Date

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